                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MAY 20, 1997
                                                -------------------------------


                      IMC HOME EQUITY LOAN TRUST 1997-2
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   NEW YORK                                      333-4911-01                                 13-3902498
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(STATE OR OTHER JURISDICTION                     (COMMISSION                                 (IRS EMPLOYEE
    OF INCORPORATION)                            FILE NUMBER)                              IDENTIFICATION NO.)


C/O THE CHASE MANHATTAN BANK
STRUCTURED FINANCE SERVICES
450 WEST 33RD STREET, NEW YORK, NY                                                      10001-2697
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (813) 932-2211
                                                  ------------------------------

                                  NO CHANGE
--------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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Item 5.      Other Events.
             On May 20, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of April, 1997 dated May 20, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

             In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of April, 1997 was $164,745.82.





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Item 7.      Financial Statements, Pro Forma Financial
             Information and Exhibits.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits.

 19.   Trustee's Monthly Servicing Report for the month of April, 1997.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      By:     IMC SECURITIES, INC.,
                              As Depositor

                      By:     /s/ Thomas G. Middleton
                              -------------------------------
                              Thomas G. Middleton
                              President, Chief Operating Officer,
                              Assistant Secretary and Director

                      By:     /s/ Stuart D. Marvin
                              -------------------------------------
                              Stuart D. Marvin
                              Chief Financial Officer


Dated:May 20, 1997





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                                 EXHIBIT INDEX


Exhibit No. Description                          Page No.
19.      Trustee's Monthly Servicing Report         6
         for the Month of April, 1997.           --------






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